Exhibit 10.7
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     555 West Arrow Highway                 909-624-2020
     Claremont, CA 91711 USA                909-338-2020
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                                                                          BAUSCH
                                 BAUSCH AND LOMB, INC.                & LOMB
                               RENT TO OWN PROGRAM
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Customer:         Lasik America, Inc.                   Account Number: 146820
Address:          6644 Indian School Road NE
City, State Zip:  Albuquerque, NM 87110
Customer is a     /s/Corporation (corporation, partnership, sole proprietor)
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This Agreement is entered into by BAUSCH AND LOMB, a New York corporation, with offices at 555 West Arrow Highway, Claremont California, 91711 (hereafter referred to as "B&L"), and the Customer listed above (hereafter referred to as "Customer").

Description of Program
Under the program, Customer leases the Equipment for a term of six (6) months or longer. At the end of the lease, Customer has the option to purchase the B&L equipment set forth in III.2. A portion of the rental paid by Customer will then be credited toward Customer's payment of the Purchase Price, subject to the limits set forth in III.4.

                                  SCHEDULE "A"
                                   EQUIPMENT*
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QTY.    PRODUCTS                                                     PRICES
 1      Hansatome (R) Microkeratome Unit                             $40,000.00
        VALUE OF EQUIPMENT INCLUDED HEREIN                           $40,000.00
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        507-0028 Accuglide Blades                                   $65.00 each
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*All references to Equipment in this Agreement refer to the Equipment as described in Schedule "A" above.
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I.  Duties of Customer

1. Subject to the terms and conditions of this Agreement, Customer agrees to lease the Equipment from B&L for a period of six (6) months., commencing upon
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installation of the Equipment (the "Term").

2. Customer agrees to pay $1,800 per month to B&L as rental for the Equipment (the "Rental"), payable at the above address, in arrears, on or before the fifteenth (15th) day of the month following each month of the Term.


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3. Customer agrees to pay any applicable state and local taxes on the leasing or purchase of the Equipment, and any shipping/return shipping charges. Tax exempt accounts will not be charged taxes.

4. Customer agrees to return the Equipment, at Customer's expense, at the end of the Term in good condition and repair, ordinary wear and tear excepted.

5. Customer authorizes and appoints B&L, and its agents, as Customer's attorney in fact, to execute and file, without Customer's involvement, any necessary UCC-1 Financing Statements and continuation statements, acknowledging that the Equipment listed in Schedule "A" is subject to a lease agreement between B&L and Customer, in order to protect the lessor interest of B&L in the Equipment.

6. Customer agrees that, for the period of this Agreement set forth above, Customer shall purchase all of its requirements for single-use disposable blades for use with the Hansatome (R) Microkeratome from B&L. Customer shall order Accuglide Blades at the price set forth in Schedule A. Accuglide (R) Blades shall be ordered by Customer and sold by B&L, and the purchase price therefor, in accordance with and subject to B&L's then current terms and conditions of sale.

II. Duties of B&L

1.  B&L agrees to perform initial start-up and installation of the Equipment.

2. B&L shall provide maintenance and repair service to the Equipment at its expense during the Term of this Agreement.

III. Release of Obligation/Termination of Program

1. This program may be terminated at any time after six (6) months by either party upon ninety (90) days prior written notice, given in accordance with IV.8.

2. Upon termination of the Agreement or the end of the Term, Customer shall have the following options:

    (i)  Purchase the B&L equipment for the purchase price stated in Schedule A;
         or
    (ii) return the Equipment to B&L ; or
    (iii)continue leasing the Equipment on a month-to-month basis, until terminated by either party upon ninety (90) days prior written notice.

3. Customer shall notify B&L no later than ninety (90) days prior to the end of the Term which option Customer plans to exercise.

4. In the event that Customer shall elect the option to purchase the equipment pursuant to Schedule A, B&L agrees to credit fifty percent (50%) of all Rentals paid toward Customer's payment of the Purchase Price. B&L shall promptly notify Customer by invoice of the balance due on the Purchase Price after applying the Credit, and Customer shall pay the invoice within thirty (30) days of its exercise of the option to purchase.


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5. In the event that Customer shall fail to notify B&L of its election pursuant to III.3, the Agreement will continue on a month-to-month basis until terminated by either party upon ninety (90) days prior written notice.

6. In the event that Customer becomes a "debtor" in any proceeding under the federal Bankruptcy Act or any state insolvency law, or makes an assignment for the benefit of creditors, or is adjudicated bankrupt or insolvent, or admits in writing Customer's inability to pay its debts as they mature, this leases shall immediately terminate and the Equipment shall be returned to B&L. B&L shall have all of the rights and remedies of a secured creditor which are permitted or provided for under the Uniform Commercial Code, without the need of specifically enumerating them in this Agreement, including, but not necessarily limited to, the right to seize the Equipment without breach of peace.


IV. General Terms

1. This Agreement is not assignable by Customer to a third party without the prior written consent of B&L. B&L may assign this Agreement to an affiliate or successor upon written notice to Customer.

2. Title to the Equipment shall remain with B&L throughout the term of this Agreement and Customer agrees to execute any documents requested by B&L to evidence same.

3. This Agreement is not binding upon B&L until accepted and executed on behalf of B&L at its office in Claremont, California.

4. This Agreement shall be construed in accordance with and governed by New York law.

5. This Agreement states the entire agreement of the parties with respect to the subject matter hereof, and all oral agreements, understandings and representations have been incorporated.

6. The prevailing party in any litigation brought under this Agreement shall be entitled to recover, as part of its judgment against the other, its reasonable attorneys' fees, costs and expenses.

7. Risk of loss to the Equipment is on Customer, and any such loss, damage or destruction will not have the effect of discharging any obligation of Customer under this Agreement.

8. Any notice hereunder will be in writing and will be effective when received at the address set forth above or, if sent by first class mail to such address, four (4) business days after deposit in the U.S. mails with postage prepaid. Either party, by notice, may change its address for receiving notices hereunder.

9. It is agreed that the terms, conditions and discounts granted in this Agreement are to remain confidential. They are not to be revealed to outside physicians, hospitals, ambulatory surgery centers, groups, vendors, or other outside resources unless required by law.



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10. No failure or delay at any time by B&L to exercise any right hereunder, or to enforce any particular provision hereof, will be construed or operate as a waiver of its right to insist upon the strict performance of, or the enforcement of its rights with respect to, such provisions(s) or any other provisions(s) hereof at any time.


Agreed to and accepted by authorized representatives of both parties as of the dates set forth below:

B&L                                      CUSTOMER:
BAUSCH AND LOMB                          Lasik America, Inc.

Signature:                               Signature: /s/ Howard Silverman
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Print Name: Ron Esola                    Print Name:    Howard Silverman
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Title: Director, Commercial Operations   Title:         CEO
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Date:                                       Date:       5/23/01
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Telepnone: 800-521-2020 extension 1454      Telephone:  505-837-2020
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This Agreement offer valid through:                              May 31, 2001
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